UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
June 28, 2011
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-24216	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
(Address of Principal Executive Offices)     (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Since June 2006, IMAX Corporation (the “Company”) had been subject to informal inquiries by the Securities Exchange Commission (the “SEC”) and the Ontario Securities Commission (the “OSC”). In September 2011, the SEC issued a formal order of investigation in connection with its inquiry. On June 28, 2011, the SEC informed the Company that its investigation had been completed with respect to the Company and that it did not intend to recommend any enforcement action against the Company. On June 28, 2011 the OSC informed the Company that the OSC Staff will not be seeking any orders pursuant to s.127 of the Securities Act (Ontario).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: June 28, 2011	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
General Counsel

	By:	/s/ G. Mary Ruby
		Name:	G. Mary Ruby
Corporate Secretary